Intangible Assets	12 Months Ended
Oct. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS
17.	INTANGIBLE ASSETS

	Archived images	Developed technology	Brand name	Total
	US$	US$	US$	US$
COST
As of May 1, 2023 and October 31, 2023	-	154	175	329
Acquisition of subsidiaries	502	-	118,606	119,108
Exchange realignment	-	-	2	2
As of October 31, 2024	502	154	118,783	119,439
ACCUMULATED AMORTIZATION
As of May 1, 2023	-	-	17	17
Charge for the period	-	29	4	33
As of October 31, 2023	-	29	21	50
Charge for the year	-	124	9	133
Exchange realignment	-	1	-	1
As of October 31, 2024	-	154	30	184
CARRYING VALUES
As of October 31, 2023	-	125	154	279
As of October 31, 2024	502	-	118,753	119,255

The above carrying amounts of brand names of US$118,606 and archived images of US$502 as of October 31, 2024 are considered by the directors of the Company as having an indefinite useful life because it is expected to contribute to net cash inflows indefinitely. The brand names and archived images will not be amortized until its useful life is determined to be finite. Instead, they will be tested for impairment annually and whenever there is an indication that it may be impaired.

The remaining brand name of US$154 and US$147, respectively, as of October 31, 2023 and 2024 are amortized on a straight-line basis of 20 years and the developed technology are amortized on straight-line basis of 7 years.

As of October 31, 2024, carrying amount of brand name of US$92,670 and archived images of US$502, are allocated to cash-generating unit of the business unit under “L’Officiel”. For the purpose of impairment testing, the recoverable amount of this cash-generating unit has been determined based on a value in use calculation. That calculation uses undiscounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.6% to 2.1% growth rate. This growth rate is based on the relevant industry growth forecasts and does not exceed the average long-term growth rate for the relevant industry. Other key assumptions for the value in use calculations relate to the estimation of cash inflows/outflows which include budgeted sales and gross margin, such estimation is based on the L'Officiel's past performance and management's expectations for the market development.

As of October 31, 2024, carrying amount of brand name of approximately US$25,936 are allocated to cash-generating unit of the business unit under “The Art Newspaper”. For the purpose of impairment testing, the recoverable amount of this cash-generating unit has been determined based on a value in use calculation. That calculation uses undiscounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.8% to 2.1% growth rate. This growth rate is based on the relevant industry growth forecasts and does not exceed the average long-term growth rate for the relevant industry. Other key assumptions for the value in use calculations relate to the estimation of cash inflows/outflows which include budgeted sales and gross margin, such estimation is based on The Art Newspaper’s past performance and management's expectations for the market development.

Based on the result of the above assessments, management of the Group determined that the recoverable amount of the cash-generating unit is higher than the carrying amount and there is no impairment of the related intangible assets allocated to cash-generating unit. Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of cash-generating unit to exceed its recoverable amount.